Exhibit 99.1

Global Technologies, LTD Closes on the Sale of Its Commercial Property in Georgia

Parsippany, NJ April 3, 2024

Global Technologies Ltd. (OTC Pink:GTLL) (the “Company” or “Global”) a company with operations in the acquisition and redevelopment of distressed properties and customer sales management is pleased to announce that it has closed on the sale of its commercial building located in Sylvester, GA.

On March 26, 2024, the Company closed on the sale of its commercial building, which was part of the Foxx Trot Tango purchase that took place in June of 2023. The net funds received by the Company will be utilized for operational expenses to help further support and advance both operating businesses: 10 Fold Services and GOe3.

Fredrick K. Cutcher, CEO of Global Technologies, LTD, stated “The sale of our commercial property serves as yet another successful transaction that we have been able to deliver upon early on in 2024. The net funds available from the sale of this property will be instrumental for us to continue on a path of success for both 10 Fold Services and GOe3, as we move into the next quarter of 2024 and beyond.” Mr. Cutcher continued, “This year has started off on a very positive note for us with the closing of the GOe3 acquisition and the expansion of the 10 Fold Services operations.”

The Company looks forward to providing shareholders with additional updates on operations in the near future.

About Global Technologies Ltd.:

Global Technologies Ltd. (OTC Pink: GTLL) is a publicly traded holding company with a strong focus on entering new markets including the acquisition and redevelopment of distressed properties and customer sales management. For further information, please visit the Company’s website at www.globaltechnologiesltd.info.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events including, without limitation, the terms, timing and closing of our proposed acquisitions or our future financial performance. We have attempted to identify forward-looking statements by using terminology such as “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on forward-looking statements. The cautionary statements set forth in this press release identify important factors which you should consider in evaluating our forward-looking statements. These factors include, among other things: Our ability to effectively execute our business plan; Our ability to manage our expansion, growth and operating expenses; Our ability to protect our brands and reputation; Our ability to repay our debts; Our ability to rely on third-party suppliers outside of the United States; Our ability to evaluate and measure our business, prospects and performance metrics; Our ability to compete and succeed in a highly competitive and evolving industry; Our ability to respond and adapt to changes in technology and customer behavior; Risks in connection with completed or potential acquisitions, dispositions and other strategic growth opportunities and initiatives; Risks related to the anticipated timing of the closing of any potential acquisitions; and Risks related to the integration with regards to potential or completed acquisitions. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Global Technologies Ltd.’s actual results to differ from those contained in forward-looking statements, see Global Technologies Ltd.’s filings with the Securities and Exchange Commission (the “SEC”), including in its Quarterly Report on Form 10-Q filed with the SEC on February 6, 2024. All information in this press release is as of the date of the release, and Global Technologies Ltd. undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Global Technologies, Ltd

(973) 233-5151

info@globaltechnologiesltd.info